Exhibit 99.1
Fluence Unveils Gridstack Pro, Improving Delivery Speed and Performance for the Next Era of Utility-Scale Projects

Gridstack Pro helps customers complete energy storage projects faster and generate revenue sooner.

ARLINGTON, Va., Oct. 12, 2023 – Fluence Energy, Inc. (“Fluence”) (NASDAQ: FLNC), a leading global provider of energy storage products, services, and optimization software for renewables and storage, today announced the launch of Gridstack Pro, an advanced energy storage solution built for the next era of utility-scale projects. Gridstack Pro delivers an optimized design to help customers complete projects faster and generate revenue sooner.

“The industry must move faster to meet ambitious carbon reduction targets and accelerate the clean energy transition globally. Energy storage is critical to this transition and Gridstack Pro and the comprehensive supply chain we've built behind it are key enablers of the speed and agility that our customers need,” said Fluence President and Chief Executive Officer Julian Nebreda.

In this next era of global utility-scale storage, annual front-of-the-meter additions1 are on track to hit approximately 158 GWh by 2030 according to the BloombergNEF 2H 2023 Energy Storage Market Outlook. As we enter this next stage of project scale and complexity, customers need larger storage assets that can be deployed faster and are easy to operate and maintain.

Fluence’s team has more than 15 years of energy storage deployment experience, including the first utility-scale project in 2008. With over 12 GWh of systems contracted and operating globally, the Gridstack product line is trusted by leading power generators to deliver safe systems and reliable grid services. Gridstack Pro adds a new offer to the Fluence Product Catalog, meeting emerging customer needs in a fast-growing market. Designed for the largest and most complex utility-scale projects globally, Gridstack Pro can handle more advanced data acquisition and thermal management, enables full software control over all layers of the system architecture, and accommodates higher power inverters to increase density.

Both Gridstack and Gridstack Pro are designed with an uncompromised approach to safety. 6th generation Gridstack systems will continue to be offered as an optimal solution for certain scenarios with a range of batteries that include both LFP and NMC options, making it extremely flexible for project design and better suited for smaller projects.

“Our extensive experience in deploying utility-scale storage systems around the world provides invaluable insights into our product design. With this knowledge, we developed Gridstack Pro to scale into a market now deploying significantly larger systems,” said Fluence SVP & Chief Product Officer Rebecca Boll. “From ease of installation and easier access to millions of points of system data, to better use of auxiliary power and more granular control of battery strings, we turned our lessons learned into product features. We have balanced system density and overall product performance while also carefully addressing supply chain and logistics challenges. Our commitment to safety in our product designs and at every level of our business also helps streamline the permitting process for our customers. These benefits enable customers to get the most value from their assets, ultimately completing projects faster and generating revenue sooner.”

Gridstack Pro offers customers enhanced performance and lower operating costs through improved state of charge (SOC) accuracy, string-level control, and pre-integrated asset performance management intelligence. The solution is optimized for different storage applications, with both 2- and 4-hour system configurations.

Gridstack Pro utilizes the Fluence Battery Pack, which combines state-of-the-art battery modules, cells, battery management systems, and monitoring equipment. For the U.S. market, the Fluence Battery Pack will be available with U.S.-manufactured battery cells and modules. This positions Gridstack Pro as one of the first energy storage solutions to qualify for the 10 percent Investment Tax Credit domestic content bonus under the IRA.

Gridstack Pro allows Fluence to maximize its scale across the supply chain and best serve customers through the highest degree of battery flexibility, while delivering consistent performance and full system-level safety. Gridstack Pro is available for sale in markets globally.

1Global market excluding projected utility-scale deployments in China; does not include commercial or residential deployments.

About Fluence
Fluence Energy, Inc. (Nasdaq: FLNC) is a global market leader in energy storage products and services, and optimization software for renewables and storage. With a presence in 47 markets globally, Fluence provides an ecosystem of offerings to drive the clean energy transition, including modular, scalable energy storage products, comprehensive service offerings, and the Fluence IQ Platform, which delivers AI-enabled digital applications for managing and optimizing renewables and storage from any provider. The company is transforming the way we power our world by helping customers create more resilient and sustainable electric grids.
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Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements regarding anticipated demand for the Company's energy storage products and services, anticipated operational performance of Gridstack Pro and the Fluence Battery Pack and corresponding impacts on customer projects, ability to address market challenges, relationships with and performance of new and existing suppliers, impact of the Inflation Reduction Act of 2022 or any other proposed legislation, and projected prospects, plans and objectives of management. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “may,” “possible,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these terms or other similar expressions and variations thereof and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments, as well as a number of assumptions concerning future events, and their potential effects on our business. These forward-looking statements are not guarantees of performance, and there can be no assurance that future developments affecting our business will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, unforeseen circumstances outside of Fluence’s control which may cause Gridstack Pro or the Fluence Battery Pack to not perform as anticipated, our ability to successfully execute our business and growth strategy, adoption of Gridstack Pro by customers, failure to realize potential benefits of the Inflation Reduction Act of 2022, and other factors set forth under Item 1A.“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, filed with the Securities and Exchange Commission (“SEC”) on December 14, 2022, as updated by Part II, Item 1A. in our Quarterly Reports on Form 10-Q, and in other filings we make with the SEC from time to time. New risks and uncertainties emerge from time to time and it is not possible for us to predict all such risk factors, nor can we assess the effect of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements made in this press release. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which we become aware of, after the date hereof, except as otherwise may be required by law.

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